Exhibit 10.10

RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER FATE THERAPEUTICS, INC.
INDUCEMENT EQUITY PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Pursuant to the Fate Therapeutics, Inc. Inducement Equity Plan as amended through the date hereof (the “Plan”), Fate Therapeutics, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above.  Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.001 per share (the “Stock”) of the Company.  For the avoidance of doubt, the Award is not issued under the Company’s 2013 Stock Option and Incentive Plan, and does not reduce the share reserve under such equity plan.   This Award is granted as an “employment inducement award” pursuant to the exemption provided by Rule 5635(c)(4) of the Marketplace Rules of the NASDAQ Stock Market, Inc.

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Stock Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse as follows:

so long as the Grantee continues to serve as an employee of the Company or a Subsidiary on such dates.  Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, the Restricted Stock Units shall be treated in accordance with Section 3(c) of the Plan.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.Termination of Employment.  If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.Issuance of Shares of Stock.  Subject to the satisfaction of all applicable withholding tax obligations in accordance with Paragraph 6 below, as soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Tax Withholding.   In connection with the settlement of vested Restricted Stock Units, the Company shall issue the shares of Stock referred to in Paragraph 4 to a broker designated by the Company and acting on behalf and for the account of the Grantee with instructions to (i) sell a number of shares of such Stock sufficient to satisfy the applicable withholding taxes which arise in connection with such settlement, along with any applicable third-party commission, and (ii) remit the proceeds of such sale to the Company. In the event the sale proceeds are insufficient to fully satisfy the applicable withholding taxes, the Grantee authorizes withholding from payroll and any other amounts payable to the Grantee, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the applicable withholding taxes. It is the intent of the parties that this Paragraph 6 comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Agreement will be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act.  Unless the withholding tax obligations of the Company and/or any Affiliate thereof are satisfied, the Company shall have no obligation to issue any shares of Stock on the Grantee’s behalf pursuant to the vesting of the Restricted Stock Units.

7.Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

FATE THERAPEUTICS, INC.

By:
Title: President & CEO

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER FATE THERAPEUTICS, INC.
INDUCEMENT EQUITY PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Pursuant to the Fate Therapeutics, Inc. Inducement Equity Plan as amended through the date hereof (the “Plan”), Fate Therapeutics, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above.  Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.001 per share (the “Stock”) of the Company.  For the avoidance of doubt, the Award is not issued under the Company’s 2013 Stock Option and Incentive Plan, and does not reduce the share reserve under such equity plan.   This Award is granted as an “employment inducement award” pursuant to the exemption provided by Rule 5635(c)(4) of the Marketplace Rules of the NASDAQ Stock Market, Inc.

12.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

13.Vesting of Restricted Stock Units; Acceleration.

(a)The restrictions and conditions of Paragraph 1 of this Agreement shall lapse as follows:

so long as the Grantee continues to serve as an employee of the Company or a Subsidiary on such dates.

(b)Notwithstanding anything in the Agreement to the contrary, in the case of a Sale Event, the Restricted Stock Units shall be treated in accordance with Section 3(c) of the Plan; provided, that, in the event the employment of the Grantee is terminated by the Company without Cause (as defined in the Company’s Severance and Change in Control Policy (as amended or superseded from time to time, the “Severance and CIC Policy”)) or the Grantee resigns for Good Reason (as defined in the Severance and CIC Policy) at any time following the first anniversary of the Grantee’s first day of employment with the Company, then subject to the Grantee’s execution and non-revocation of a severance agreement within 60 days following the date of such termination, including a general release of claims acceptable to the Company, this Award shall vest immediately with respect to a number of Restricted Stock Units that would have vested had the Grantee remained employed with the Company for an additional nine (9)

months following the date of termination; provided further, that, in the event the Grantee’s employment is terminated by the Company (or its successor) without Cause or the Grantee resigns for Good Reason, in either case within the period commencing three months prior to and ending one year after closing of a Sale Event (as defined in the Plan), then subject to the Grantee’s execution and non-revocation of a severance agreement within 60 days following the date of such termination, including a general release of claims acceptable to the Company or its successor or acquirer, the Grantee shall be entitled to full acceleration of vesting of all remaining unvested Restricted Stock Units underlying this Award.

(c)The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

14.Termination of Employment.  Subject to Section 2(b), if the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

15.Issuance of Shares of Stock.  Subject to the satisfaction of all applicable withholding tax obligations in accordance with Paragraph 6 below, as soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

16.Incorporation of Plan.  Notwithstanding anything herein to the contrary but subject to Section 2(b) herein, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

17.Tax Withholding.   In connection with the settlement of vested Restricted Stock Units, the Company shall issue the shares of Stock referred to in Paragraph 4 to a broker designated by the Company and acting on behalf and for the account of the Grantee with instructions to (i) sell a number of shares of such Stock sufficient to satisfy the applicable withholding taxes which arise in connection with such settlement, along with any applicable third-party commission, and (ii) remit the proceeds of such sale to the Company. In the event the sale proceeds are insufficient to fully satisfy the applicable withholding taxes, the Grantee authorizes withholding from payroll and any other amounts payable to the Grantee, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the applicable withholding taxes.  It is the intent of the parties that this Paragraph 6 comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Agreement will be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act.  Unless the withholding tax obligations of the Company and/or any Affiliate thereof are satisfied, the Company shall have no obligation to issue any shares of Stock on the Grantee’s behalf pursuant to the vesting of the Restricted Stock Units.

18.Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

19.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

20.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

21.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

22.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

FATE THERAPEUTICS, INC.

By:
Title: President & CEO

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address: